State Street Aggregate Bond Index Portfolio Annual Fund Operating Expenses - State Street Aggregate Bond Index Portfolio - State Street Aggregate Bond Index Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.018%
Acquired Fund Fees and Expenses	0.002%
Expenses (as a percentage of Assets)	0.02%
Fee Waiver or Reimbursement	(0.002%)	[1]
Net Expenses (as a percentage of Assets)	0.018%

[1]	SSGA FM is contractually obligated to waive up to the portion of the management fee and/or expenses attributable to acquired fund fees and expenses in connection with the Portfolio's investments in acquired funds held for other than cash management purposes. This fee waiver and/or expense reimbursement may only be terminated with approval of the Portfolio's Board of Trustees.